                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                          Date of Report August 6, 1999

                         PETRO STOPPING CENTERS, L.P.


         Delaware                1-13018               74-2628339
   ----------------------      ------------       --------------------
 (State of Incorporation)      (Commission        (IRS Employer Iden-
                                File Number)       tification Number)


     6080 Surety Drive, El Paso, Texas                79905
-----------------------------------------          -----------
(Address of Principal Executive Offices)            (Zip Code)


                                (915) 779-4711
                             -------------------
                              (Telephone Number)
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Item 1.   Changes in Control of Registrant

          On July 23, 1999, Petro Stopping Centers, L.P. (the "Company"), certain of its partners and Volvo Trucks North America, Inc. ("Volvo") consummated a transaction (the "Recapitalization") pursuant to which Petro Stopping Centers Holdings, L.P. ("Holdings") was formed, and all of the present owners in the Company, other than Petro Holdings GP Corp., Petro Holdings LP Corp., each of which are affiliates of Chartwell Investments, Inc. (collectively, "Chartwell") and Kirschner Investments ("Kirschner"), a company franchisee, became owners in Holdings. Petro Holdings Financial Corporation ("Financial Holdings") was formed for the purpose of serving as co-issuer of New Senior Discount Notes (as defined below) and the Company and it's subsidiary, Petro Financial Corporation, became subsidiaries of Holdings. As part of the Recapitalization, Volvo Petro Holdings, L.L.C. ("Volvo Trucks"), an affiliate of Volvo, invested $30,000,000 to acquire common limited partnership interests in Holdings while Mobil Long Haul, Inc. ("Mobil"), an affiliate of Mobil Corporation, invested an additional $5,000,000 in convertible preferred interests in Holdings. Holdings purchased the common interest in the Company owned by affiliates of Chartwell for aggregate consideration of $69,800,000, which consisted of a $55,000,000 cash payment and the issuance to Chartwell of $14,800,000 in accreted value of 15.0% New Senior Discount Notes (as defined below) due 2008, without Warrants. Holdings also purchased the common interests in the Company owned by Kirschner for cash consideration of $2,800,000. J. A. Cardwell, Sr., James A. Cardwell, Jr., Petro Inc. (a Corporation wholly owned by
J. A. Cardwell, Sr.) and JAJCO II, Inc. (a company owned by James A. Cardwell, Jr.) (collectively, the "Cardwell Group") and Mobil maintained their capital investments in Holdings.

         As part of the Recapitalization, Holdings issued 82,707 Units each consisting of $1,000 principal amount at stated maturity of 15% Senior Discount Notes Due 2008 and 82,707 exchangeable Warrants ("New Senior Discount Notes"). Upon an exchange event, the Warrants will be exchanged, for no additional consideration, for 100% of the common stock of Petro Warrant Holdings Corporation ("Warrant Holdings"), whose sole asset is currently 10% of the common limited partnership interests in Holdings. Neither Warrant Holdings nor Financial Holdings will conduct any business other than issuance of the Warrants and acting as the co-issuer of the New Senior Discount Notes, respectively.

         After giving effect to the Recapitalization, Holdings is the owner of approximately 99% of the common limited partnership interests of the Company. The common partnership interests of Holdings are owned by the Cardwell Group (approximately 51.6%), Volvo Trucks (approximately 28.7%), Mobil (approximately 9.7%) and Warrant Holdings (approximately 10.0%) and the mandatorily redeemable preferred partnership interests of the Company are owned by Mobil ($17,000,000) and the Cardwell Group ($7,600,000). The Cardwell Group owns both general and limited partnership interests in Holdings, while Volvo, Mobil and Warrant Holdings own only limited partnership interests.

          The Company also amended its senior collateralized credit facility (the "Existing Senior Credit Facility" and, as amended, the "New Senior Credit Facility") as part of the Recapitalization. The New Senior Credit Facility consists of an $85,000,000 revolving credit facility and a $40,000,000 Term Loan
B. The proceeds of the New Term Loan B were used to repay amounts due under the Term A and B Loans and the Expansion Facility of the Existing Senior Credit Facility of approximately $38,271,000 plus accrued interest. The New Senior Credit Facility is collateralized by substantially all of the Company's assets.

Item 7.   Financial Statements and Exhibits

10.61 Partnership Interest Subscription and Purchase Agreement, dated as of July 23, 1999, by and among Petro, Inc., Petro Holdings GP Corp., Petro Holdings LP Corp., Mobil Long Haul, Inc., James A. Cardwell, Sr., James A. Cardwell, Jr., JAJCO II, Inc., Volvo Petro Holdings, LLC, Petro Warrant Holdings Corporation and the Company.

                                       1
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Item 7.   Financial Statements and Exhibits (continued)


10.62 Fourth Amended and Restated Limited Partnership Agreement of the Company, a Delaware Limited Partnership, dated July 23, 1999, by and among Petro Inc., as a General Partner and Petro Stopping Centers Holdings, L.P., Petro Holdings GP, L.L.C. and James A. Cardwell, Jr., as Limited Partners.

10.63 Limited Partnership Agreement of Petro Stopping Centers Holdings, L.P., a Delaware Limited Partnership, dated July 15, 1999, by and among Petro, Inc., as General Partner and James A. Cardwell, Sr., James A. Cardwell, Jr., JAJCO II, Inc., Petro, Inc., Mobil Long Haul Inc., Volvo Petro Holdings, LLC and Petro Warrant Holdings Corporation, as Limited Partners.

10.64     Second Amended and Restated Revolving Credit and Term Loan
          Agreement, dated as of July 23, 1999, among the Company, BankBoston, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions listed as Fleet Business Credit Corporation, Merrill Lynch Prime Rate Portfolio, Merrill Lynch Senior Floating Rate Fund, Inc., Morgan Stanley Dean Witter Prime Income Trust, Natexis Banque, KZH Crescent-3 LLC, KZH Crescent-2 LLC, KZH Crescent LLC, United of Omaha Life Insurance Company, Sequils I, Ltd., Wells Fargo Bank, N.A. and BankBoston, N.A. (formerly known as The First National Bank of Boston), as Agent, Union Bank of California, N.A., as Co-Agent, First Union National Bank, as Documentation Agent and BancBoston Robertson Stephens Inc., as Arranger.

10.65 PMPA Motor Fuels Franchise Agreement, dated July 23, 1999, by and between Mobil Oil Corporation and the Company.

10.66 Master Supply Contract for Resale of Oils and Greases, dated July 23, 1999, by and between Mobil Oil Corporation and the Company.

10.67     Press Release of the Company, dated July 29, 1999.

10.68     Press Release of the Company, dated March 18, 1999.

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     PETRO STOPPING CENTERS, L.P.
                                           (Registrant)



Date: August 6, 1999                    /s/ David A. Appleby
                                     ----------------------
                                         David A. Appleby
                                     Vice President of Finance
                                     (Chief Accounting Officer)

                                       3
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                                 EXHIBIT INDEX


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 Exhibit                                         Description                                                      Page
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
     10.61  Partnership Interest Subscription and Purchase Agreement, dated as of July 23, 1999, by and among Petro, Inc., Petro Holdings GP Corp., Petro Holdings LP Corp., Mobil
            Long Haul, Inc., James A. Cardwell, Sr., James A. Cardwell, Jr., JAJCO II, Inc.,
            Volvo Petro Holdings, LLC, Petro Warrant Holdings Corporation and the Company.                           6

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     10.62  Fourth Amended and Restated Limited Partnership Agreement of the Company, a Delaware
            Limited Partnership, dated July 23, 1999, by and among Petro, Inc., as a General
            Partner and Petro Stopping Centers Holdings, L.P., Petro Holdings GP, L.L.C. and
            James A. Cardwell, Jr., as Limited Partners.                                                            65

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     10.63  Limited Partnership Agreement of Petro Stopping Centers Holdings, L.P., a Delaware
            Limited Partnership, dated July 15, 1999, by and among Petro, Inc., as General
            Partner and James A. Cardwell, Sr., James A. Cardwell, Jr., JAJCO II, Inc., Petro,
            Inc., Mobil Long Haul Inc., Volvo Petro Holdings, LLC and Petro Warrant Holdings
            Corporation, as Limited Partners.                                                                      111

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     10.64  Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of
            July 23, 1999, among the Company, BankBoston, N.A. (formerly known as The First
            National Bank of Boston) and the other lending institutions listed as Fleet Business
            Credit Corporation, Merrill Lynch Prime Rate Portfolio, Merrill Lynch Senior Floating
            Rate Fund, Inc., Morgan Stanley Dean Witter Prime Income Trust, Natexis Banque, KZH
            Crescent-3 LLC, KZH Crescent-2 LLC, KZH Crescent LLC, United of Omaha Life Insurance
            Company, Sequils I, Ltd., Wells Fargo Bank, N.A. and BankBoston, N.A. (formerly known as
            The First National Bank of Boston), as Agent, Union Bank of California, N.A., as Co-Agent,
            First Union National Bank, as Documentation Agent and BancBoston Robertson Stephens Inc.,
            as Arranger.                                                                                           176

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     10.65  PMPA Motor Fuels Franchise Agreement, dated July 23, 1999, by and between Mobil Oil
            Corporation and the Company.                                                                           313

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     10.66  Master Supply Contract for Resale of Oils and Greases, dated July 23, 1999, by and
            between Mobil Oil Corporation and the Company.                                                         350

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     10.67  Press Release of the Company, dated July 29, 1999.                                                     366

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     10.68  Press Release of the Company, dated March 18, 1999.                                                    369

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

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